EXHIBIT 99.1

Movado Group, Inc. Announces Organizational Changes to Streamline Leadership Structure and Accelerate Digital Transformation
June 9, 2020

~ Behzad Soltani Promoted to EVP, Commercial President and Chief Technology Officer ~

~ Sallie DeMarsilis Promoted to EVP, COO and CFO ~

PARAMUS, N.J.--(BUSINESS WIRE)--Jun. 9, 2020-- Movado Group, Inc. (NYSE:MOV) today announced organizational changes to accelerate the Company’s digital transformation, speed decision making and position the Company to better meet consumers’ preferences. Effective today, Behzad Soltani, currently President, Direct to Consumer and Chief Digital Officer, is being promoted to Executive Vice President, Commercial President and Chief Technology Officer; and Sallie DeMarsilis, Chief Financial Officer, is being promoted to Executive Vice President, Chief Operating Officer and Chief Financial Officer. Both Mr. Soltani and Ms. DeMarsilis will continue to report to Efraim Grinberg, Chairman and Chief Executive Officer.
Mr. Grinberg stated, “We are excited to announce the promotion of both Behzad and Sallie, who have been outstanding members of our executive team and have proven track records of success and strong leadership skills. This new management structure will support the unification of our distribution channels in our ongoing focus on putting consumers first and allowing them to connect with our great brands, designs and platforms wherever and whenever they choose to shop.”
In his new role, Mr. Soltani will have responsibility for the Company’s global wholesale business, Movado Company Stores, E-commerce, the Digital Center of Excellence and Global Information Technology. By aligning wholesale and direct-to-consumer sales under one omni-channel leader, the Company expects to realize greater synergies among its various distribution channels. Mr. Soltani joined the Company in 2018 as Chief Digital Officer and created the Digital Center of Excellence. Earlier this year, he was promoted to President, Direct-to-Consumer and Chief Digital Officer with responsibility for both the Company’s Digital Center and Company Stores.
Following her promotion, Ms. DeMarsilis will have responsibility for Finance and Accounting, Value Chain, Distribution and Business Controls. The expansion of Ms. DeMarsilis’s portfolio should help ensure ongoing alignment between the Company’s cost structure and its financial planning function. Ms. DeMarsilis began her career at Movado Group in January 2008 as the Senior Vice President and Chief Financial Officer. She has been instrumental over the past several years as the Company has grown the business, including the acquisitions of Olivia Burton and MVMT. Most recently Ms. DeMarsilis has been playing a critical role in helping to ensure a strong balance sheet and to drive the Company’s financial and operational strategy during the COVID-19 pandemic.
Efraim Grinberg, Chairman and Chief Executive Officer, will continue to provide strong oversight and strategic direction for the Company as a whole. The organizational changes announced today are expected to allow Mr. Grinberg to increase his day-to-day focus on brand building for the Company’s licensed and owned brands, with brand leadership for MVMT, Olivia Burton and Movado reporting directly to him.
Movado Group, Inc. designs, sources, and distributes MOVADO®, MVMT®, OLIVIA BURTON®, EBEL®, CONCORD®, COACH®, TOMMY HILFIGER®, HUGO BOSS®, LACOSTE®, SCUDERIA FERRARI®, REBECCA MINKOFF® and URI MINKOFF® watches worldwide, and operates Movado company stores in the United States and Canada.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company has tried, whenever possible, to identify these forward-looking statements using words such as “expects,” “anticipates,” “believes,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” “estimates,” “may,” “will,” “should” and variations of such words and similar expressions. Similarly, statements in this press release that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements and levels of future dividends to differ materially from those expressed in, or implied by, these statements. These risks and uncertainties may include, but are not limited to general economic and business conditions which may impact disposable income of consumers in the United States and the other significant markets (including Europe) where the Company’s products are sold, uncertainty regarding such economic and business conditions, trends in consumer debt levels and bad debt write-offs, general uncertainty related to possible terrorist attacks, natural disasters, pandemics, including the effect of the COVID-19 pandemic and other diseases on travel and traffic in our retail stores and wholesale business, supply disruptions and delivery delays from our Chinese and other suppliers as a result of the COVID-19 pandemic, adverse impact on the Company’s wholesale customers and customer traffic in the Company’s stores as a result of increased uncertainty and economic disruption caused by the COVID-19 pandemic, the stability of the European Union (including the impact of the United Kingdom’s process to exit from the European Union), the stability of the United Kingdom after its exit from the European Union, and defaults on or downgrades of sovereign debt and the impact of any of those events on consumer spending, changes in consumer preferences and popularity of particular designs, new product development and introduction, decrease in mall traffic and increase in e-commerce, the ability of the Company to successfully implement its business strategies, competitive products and pricing, the impact of “smart” watches and other wearable tech products on the traditional watch market, seasonality, availability of alternative sources of supply in the case of the loss of any significant supplier or any supplier’s inability to fulfill the Company’s orders, the loss of or curtailed sales to significant customers, the Company’s dependence on key employees and officers, the ability to successfully integrate the operations of acquired businesses without disruption to other business activities, the possible impairment of acquired intangible assets including goodwill if the carrying value of any reporting unit were to exceed its fair value, volatility in reported earnings resulting from changes in the estimated fair value of contingent acquisition consideration, the continuation of the company’s major warehouse and distribution centers, the continuation of licensing arrangements with third parties, losses possible from pending or future litigation, the ability to secure and protect trademarks, patents and other intellectual property rights, the ability to lease new stores on suitable terms in desired markets and to complete construction on a timely basis, the ability of the Company to successfully manage its expenses on a continuing basis, information systems failure or breaches of network security, the continued availability to the Company of financing and credit on favorable terms, business disruptions, and general risks associated with doing business outside the United States including, without limitation, import duties, tariffs (including retaliatory tariffs), quotas, political and economic stability, changes to existing laws or regulations, and success of hedging strategies with respect to currency exchange rate fluctuations, and the other factors discussed in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. These statements reflect the Company’s current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this press release are likely to cause these statements to become outdated with the passage of time. The Company assumes no duty to update its forward looking statements and this release shall not be construed to indicate the assumption by the Company of any duty to update its outlook in the future.

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ICR, Inc.
Rachel Schacter/Allison Malkin
203-682-8200

Source: Movado Group, Inc.